Exhibit 10.56

Wachovia Capital Finance Corporation (Canada)

141 Adelaide Street West, Suite 1500

Toronto, Ontario M5H 3L5

August 4, 2009

VIA EMAIL

SMTC Manufacturing Corporation of Canada/

Societe de Fabrication SMTC du Canada

635 Hood Road

Markham, Ontario L3R 4N6

Dear Ms. Jane Todd:

Re:	Wachovia Capital Finance Corporation (Canada) and SMTC Manufacturing Corporation of Canada/Societe de Fabrication SMTC du Canada

Reference is made to the second amended and restated Canadian loan agreement dated as of August 7, 2008 as amended by letter dated November 19, 2008 and April 2, 2009 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Canadian Loan Agreement”) between Wachovia Capital Finance Corporation (Canada), as the Revolving Lender and the Agent, and SMTC Manufacturing Corporation of Canada/Societe de Fabrication STMC du Canada, as the Canadian Borrower.

1.	Definitions. In this letter, unless otherwise defined or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Canadian Loan Agreement.

2.	Amendment to Canadian Loan Agreement.

(a)	This letter is an amendment to the Canadian Loan Agreement. Unless the context of this letter otherwise requires, the Canadian Loan Agreement and this letter shall be read together and shall have effect as if the provisions of the Canadian Loan Agreement and this letter were contained in one agreement. The term “Agreement” when used in the Canadian Loan Agreement means the Canadian Loan Agreement as amended by this letter, together with all amendments, modifications, supplements, extensions, renewals, restatements and replacements thereof from time to time.

(b)	The Canadian Loan Agreement is amended as follows:

(i)	Schedule 8.19 hereto shall be a schedule to the Canadian Loan Agreement.

(ii)	Section 8.19 “EBITDA” of the Canadian Loan Agreement is deleted and replaced with:

“8.19    EBITDA

The Canadian Borrower shall ensure that EBITDA for SMTC Corporation and its Subsidiaries, calculated at the end of each month on a consolidated trailing twelve (12) month basis, shall not be less than the amounts set forth in the table below:

End of Month	TTM EBITDA

January 2009	US$	5,900,000

February 2009	US$	6,200,000

March 2009	US$	3,400,000

April 2009	US$	3,400,000

May 2009	US$	4,200,000

June 2009	US$	3,700,000

July 2009	US$	4,200,000

August 2009	US$	4,000,000

September 2009	US$	3,700,000

October 2009	US$	3,800,000

November 2009	US$	4,300,000

December 2009	US$	3,800,000

January 2010	US$	4,200,000

February 2010	US$	4,700,000

March 2010	US$	5,500,000

April 2010	US$	4,200,000

May 2010	US$	4,700,000

June 2010	US$	5,500,000

It is the intention of the Agent and the Canadian Borrower to reset in writing the EBITDA covenant in Section 8.19 by July 10, 2010 and if the Agent and the Canadian Borrower cannot agree on such reset by July 10, 2010 then the Canadian Borrower shall comply with the Fixed Charge Coverage Ratio in Section 8.23.

The Agent and the Canadian Borrower acknowledge and agree that Schedule 8.19 sets out how the Agent calculated the EBITDA covenant in Section 8.19 and that total 2008 EBITDA of US$5,897,000 in column A in Schedule 8.19 represents EBITDA for 2008 retrieved from SMTC Corporation’s 2008 financial statements.”.

(iii)	Section 8.23 “Fixed Charge Coverage Ratio” of the Canadian Loan Agreement is deleted and replaced with:

“8.23    Fixed Charge Coverage Ratio

In the event that the Agent and the Canadian Borrower cannot agree to reset in writing the EBITDA covenant in Section 8.19 by July 10, 2010 then the Canadian Borrower shall ensure that SMTC Corporation and its Subsidiaries maintain a Fixed Charge Coverage Ratio of not less than 1.25:1 calculated at the end of each fiscal month starting with July 2010 on a consolidated trailing twelve (12) month basis and in accordance with GAAP.”.

(iv)	Section 8.25 “Maximum Unfunded Capital Expenditures” of the Canadian Loan Agreement is deleted and replaced with:

“8.25    Maximum Unfunded Capital Expenditures

The Canadian Borrower shall ensure that SMTC Corporation and its Subsidiaries do not, directly or indirectly, make or commit to make, whether through purchase, capital leases or otherwise, unfunded Capital Expenditures in an aggregate amount in excess of US$1,000,000 for fiscal year 2009 of SMTC Corporation.

It is the intention of the Agent and the Canadian Borrower to reset in writing the Maximum Unfunded Capital Expenditures covenant in Section 8.25 by July 10, 2010 and if the Agent and the Canadian Borrower cannot agree on such reset by July 10, 2010 then the maximum unfunded capital expenditure amount above shall be US$500,000 for fiscal year 2010 and each fiscal year of SMTC Corporation on a go forward basis.”.

(c)	The effective date of the amendment to the Canadian Loan Agreement provided in this letter is August 4, 2009.

3.	No Novations. Nothing in this letter, or in the Canadian Loan Agreement when read together with this letter, shall constitute a novation, payment, re-advance or reduction or termination in respect of any Obligations.

4.	Financing Agreement. This letter is a Financing Agreement.

5.	Intentionally Deleted.

6.	Expenses. The Canadian Borrower shall pay all fees, expenses and disbursements including, without limitation, legal fees, incurred by or payable to the Agent and Revolving Lender in connection with the preparation, negotiation, completion, execution, delivery and review of this letter and all other documents and instruments arising therefrom and/or executed in connection therewith.

7.	Conditions Precedent to Effectiveness. This letter shall not be effective until each of the following conditions has been met to the satisfaction of each of the Agent and the Revolving Lender or has been waived in writing (in whole or in part) by all of them in their sole respective discretion:

(a)	the Agent and the Revolving Lender have received this letter duly authorized, executed and delivered by each of the Canadian Borrower and the Obligors;

(b)	no Default or Event of Default has occurred and is continuing; and

(c)	no material adverse change shall have occurred with respect to any of the Canadian Borrower or the Obligors since the date of the Agent’s latest field examination and no change or event shall have occurred which would have a material adverse effect on any of the Canadian Borrower or the Obligors.

8.	Continuance of Canadian Loan Agreement and Security.

(a)	The Canadian Loan Agreement, as amended by this letter, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein.

(b)	Each of the Canadian Borrower and the Obligors hereby acknowledges, confirms and agrees that:

(i)	all security delivered by the Canadian Borrower and the Obligors secures the payment of all of the Obligations including, without limitation, the obligations arising under the Canadian Loan Agreement, as amended by the terms of this letter; and

(ii)	the Agent and the Canadian Lenders shall continue to have valid, enforceable and perfected first priority liens upon the collateral described in the Financing Agreements, subject only to liens expressly permitted pursuant to the Canadian Loan Agreement.

(c)	To induce the Agent and the Revolving Lender to enter into this letter, each of the Canadian Borrower and the Obligors hereby represent and warrant to each of the Agent and the Revolving Lender as follows, which representations and warranties shall survive the execution and delivery of this letter:

(i)	the Canadian Borrower and the Obligors are in compliance with all covenants in the Financing Agreements;

(ii)	all the representations and warranties set out in the Financing Agreements are true and accurate;

(iii)	no Default or Event of Default has occurred or is continuing;

(iv)	no material adverse change has occurred with respect to any of the Canadian Borrower or the Obligors since the date of the Agent’s latest field examination and no change or event has occurred which would have a material adverse effect on any of the Canadian Borrower or the Obligors;

(v)	the execution delivery, delivery and performance of this letter and the transactions contemplated hereunder are all within its powers, have been duly authorized by it and are not in contravention of law or the terms of its organizational documents or any indenture, agreement or undertaking to which it is a party or by which it or its property is bound;

(vi)	it has duly executed and delivered this letter; and

(vii)	this letter constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

9.	Counterparts. This letter may be executed in any number of separate original, facsimile or pdf counterparts, each of which shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

10.	Governing Law. The validity, interpretation and enforcement of this letter and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

11.	Further Assurances. At the request of any of the Agent or the Revolving Lender at any time and from time to time, each of the Canadian Borrower and the Obligors shall, at their expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be requested by any of the Agent or the Revolving Lender to effectuate the provisions or purposes of this letter.

12.	Amendments and Waivers. Neither this letter nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by the parties hereto.

13.	Headings. The division of this letter into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this letter.

14.	Successors and Assigns. This letter shall be binding upon and inure to the benefit of and be enforceable by the Agent, the Revolving Lender, the Canadian Borrower and the Obligors and their respective successors and assigns. The Canadian Borrower and the Obligors may not assign their respective rights under this letter without the prior written consent of the Agent and the Revolving Lender.

15.	Partial Invalidity. If any provision of this letter is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this letter as a whole, but this letter shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

16.	Acceptance. If the foregoing correctly sets out our agreement, please indicate your acceptance of this letter by signing below and returning an executed copy to us by no later than 5:00 p.m. on August 4, 2009 (the “Effective Date”). If not so signed and returned to us by all parties hereto on the Effective Date, this letter shall be null and void.

Yours truly,

REVOLVING LENDER AND AGENT:

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)

By:
	Name:	Carmela Massari
	Title:	First Vice President
Wachovia Capital Finance Corporation (Canada)

By:
Name:
Title:

Agreed this 4th day of August 2009.

CANADIAN BORROWER:

SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE FABRICATION SMTC DU CANADA

By:
	Name:	Jane Todd
	Title:	SVP Finance and CFO

By:
	Name:	John Caldwell
	Title:	CEO

OBLIGORS:

Each of the undersigned Obligors hereby:

(a)	acknowledges, confirms and agrees that such Obligor’s Financing Agreements (as each of the same may have been amended, modified, supplemented, extended, renewed, restated or replaced) remain in full force and effect as at the date hereof in respect of the Obligations under the Canadian Loan Agreement;

(b)	acknowledges and confirms that such Obligor has received a copy of the Canadian Loan Agreement and this letter and understands and agrees to the terms thereof;

(c)	acknowledges and confirms that the representations and warranties set forth in the Financing Agreements to which it is a party continue to be true and correct as of the date hereof; and

(d)	acknowledges and confirms that it is in compliance with the covenants set forth in the Financing Agreements to which it is a party as of the date hereof.

Dated as of the 4th day of August, 2009.

SMTC CORPORATION			SMTC HOLDINGS, LLC

By:			By:
	Name:	Jane Todd		Name:	Jane Todd
	Title:	CFO		Title:	CFO

By:			By:
	Name:	John Caldwell		Name:	John Caldwell
	Title:	CEO		Title:	CEO

HTM HOLDINGS, INC.			RADIO COMPONENTES DE MEXICO, S.A. DE C.V.

By:			By:
	Name:	Jane Todd		Name:	Jane Todd
	Title:	CFO		Title:	CFO

By:			By:
	Name:	John Caldwell		Name:	John Caldwell
	Title:	CEO		Title:	CEO

SMTC DE CHIHUAHUA, S.A. DE C.V.			SMTC NOVA SCOTIA COMPANY

By:			By:
	Name:	Jane Todd		Name:	Jane Todd
	Title:	CFO		Title:	CFO

By:			By:
	Name:	John Caldwell		Name:	John Caldwell
	Title:	CEO		Title:	CEO

SMTC MANUFACTURING CORPORATION OF CALIFORNIA			SMTC MEX HOLDINGS, INC.

By:			By:
	Name:	Jane Todd		Name:	Jane Todd
	Title:	CFO		Title:	CFO

By:			By:
	Name:	John Caldwell		Name:	John Caldwell
	Title:	CEO		Title:	CEO

SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

By:
	Name:	Jane Todd
	Title:	CFO

By:
	Name:	John Caldwell
	Title:	CEO

SCHEDULE 8.19

EBITDA CALCULATIONS

[NTD: See attached.]

SMTC EBITDA	(US$)	A Actual 2008	B Plan 2009	C 85% plan	D Rolling 12-mth 2009	E Rolling 12-mth adj non qtr mths	F Covenant
Jan		$(1,016)	$(461)	$(530)	$6,383	$5,883	$5,900
Feb		30	107	91	6,444	6,194	6,200
Mar		3,316	347	295	3,423	3,423	3,400
Apr		(475)	233	198	4,096	3,366	3,400
May		107	466	396	4,385	4,135	4,200
Jun		1,300	698	593	3,678	3,678	3,700
Jul		(950)	360	306	4,934	4,204	4,200
Aug		1,187	600	510	4,257	4,007	4,000
Sep		1,212	693	589	3,634	3,634	3,700
Oct		(589)	390	332	4,555	3,816	3,800
Nov		371	394	335	4,519	4,269	4,300
Dec		1,404	759	645	3,760	3,760	3,800

Total		$5,897	$4,586	$3,760	$3,760	$3,760	$3,800

Per 2008 10 K		$5,897

Jan 2010			$390	$332	$4,680	$4,180	$4,200
Feb 2010			394	335	4,983	4,733	4,700
Mar 2010			759	645	5,447	5,447	5,500

Note:

If financial covenant is not reset by April 10, 2010, April test will be FCCR 1.25:1

Column A represents actual EBITDA for 2008 retrieved from client’s projection model and total matched to 2008 10-K

Column B represents EBITDA per 2009 projections

Column C represents 85% of 2009 projected EBITDA

Column D represents rolling EBITDA (A and C)

Column E is the same as D except that non-qtr month ends are lower than in D - QTR end periods are equal

Column F covenant (rounded)